                                 AMENDMENT NO. 5
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS R SHARES)

      The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective September 14, 2004, as follows:

Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS R SHARES)

                         (DISTRIBUTION AND SERVICE FEES)

      The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class R Shares of each Portfolio designated below, a Distribution Fee* and a Service Fee determined by applying the annual rate set forth below as to the Class R Shares of each Portfolio to the average daily net assets of the Class R Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class R Shares of the Portfolio.

                                                 MINIMUM
                                                  ASSET
                                                  BASED          MAXIMUM         MAXIMUM
                                                  SALES          SERVICE        AGGREGATE
     AIM EQUITY FUNDS                             CHARGE           FEE             FEE
     ----------------                             ------           ---             ---
PORTFOLIO - CLASS R SHARES

AIM Aggressive Growth Fund                        0.25%           0.25%           0.50%
AIM Blue Chip Fund                                0.25%           0.25%           0.50%
AIM Capital Development Fund                      0.25%           0.25%           0.50%
AIM Charter Fund                                  0.25%           0.25%           0.50%
AIM Constellation Fund                            0.25%           0.25%           0.50%
AIM Large Cap Basic Value Fund                    0.25%           0.25%           0.50%
AIM Large Cap Growth Fund                         0.25%           0.25%           0.50%
AIM Mid Cap Growth Fund                           0.25%           0.25%           0.50%
AIM Weingarten Fund                               0.25%           0.25%           0.50%

                                                 MINIMUM
                                                  ASSET
                                                  BASED          MAXIMUM         MAXIMUM
                                                  SALES          SERVICE        AGGREGATE
      AIM FUNDS GROUP                             CHARGE           FEE             FEE
      ---------------                             ------           ---             ---
PORTFOLIO - CLASS R SHARES

AIM Balanced Fund                                 0.25%           0.25%           0.50%
AIM Basic Balanced Fund                           0.25%           0.25%           0.50%
AIM Mid Cap Basic Value Fund                      0.25%           0.25%           0.50%
AIM Premier Equity Fund                           0.25%           0.25%           0.50%
AIM Small Cap Equity Fund                         0.25%           0.25%           0.50%

                                                 MINIMUM
                                                  ASSET
                                                  BASED          MAXIMUM         MAXIMUM
                                                  SALES          SERVICE        AGGREGATE
       AIM GROWTH SERIES                          CHARGE           FEE             FEE
       -----------------                          ------           ---             ---
PORTFOLIO - CLASS R SHARES

AIM Aggressive Allocation Fund                    0.25%           0.25%           0.50%
AIM Basic Value Fund                              0.25%           0.25%           0.50%
AIM Conservative Allocation Fund                  0.25%           0.25%           0.50%
AIM Mid Cap Core Equity Fund                      0.25%           0.25%           0.50%
AIM Moderate Allocation Fund                      0.25%           0.25%           0.50%
AIM Small Cap Growth Fund                         0.25%           0.25%           0.50%

                                                 MINIMUM
                                                  ASSET
                                                  BASED          MAXIMUM         MAXIMUM
                                                  SALES          SERVICE        AGGREGATE
   AIM INTERNATIONAL MUTUAL FUNDS                 CHARGE           FEE             FEE
   -----------------------------                  ------           ---             ---
PORTFOLIO - CLASS R SHARES

AIM European Growth Fund                          0.25%           0.25%           0.50%
AIM International Growth Fund                     0.25%           0.25%           0.50%
INVESCO International Core Equity Fund            0.25%           0.25%           0.50%

                                                 MINIMUM
                                                  ASSET
                                                  BASED          MAXIMUM         MAXIMUM
                                                  SALES          SERVICE        AGGREGATE
      AIM INVESTMENT FUNDS                        CHARGE           FEE             FEE
      --------------------                        ------           ---             ---
PORTFOLIO - CLASS R SHARES

AIM Trimark Endeavor Fund                         0.25%           0.25%           0.50%
AIM Trimark Fund                                  0.25%           0.25%           0.50%
AIM Trimark Small Companies Fund                  0.25%           0.25%           0.50%

                                                 MINIMUM
                                                  ASSET
                                                  BASED          MAXIMUM         MAXIMUM
                                                  SALES          SERVICE        AGGREGATE
AIM INVESTMENT SECURITIES FUNDS                   CHARGE           FEE             FEE
-------------------------------                  -------           ---             ---
PORTFOLIO - CLASS R SHARES

AIM Income Fund                                   0.25%           0.25%           0.50%
AIM Intermediate Government Fund                  0.25%           0.25%           0.50%
AIM Money Market Fund                             0.25%           0.25%           0.50%
AIM Real Estate Fund                              0.25%           0.25%           0.50%
AIM Short Term Bond Fund                          0.25%           0.25%           0.50%
AIM Total Return Bond Fund                        0.25%           0.25%           0.50%

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated: September 14, 2004

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